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                                                                    Exhibit 10.1



          AMENDMENT NO. 3, dated as of May 8, 1998 (the "Amendment") to the FILM FINANCE CREDIT AGREEMENT, dated as of May 10, 1996, as amended, (the "Credit Agreement") among VIACOM FILM FUNDING COMPANY INC., a Delaware corporation (the "Borrower"), VIACOM INC., a Delaware corporation and VIACOM INTERNATIONAL INC., a Delaware corporation (the "Guarantors"), each of the several Banks a party thereto, THE BANK OF NEW YORK, as a Managing Agent and as the Documentation Agent, CITIBANK, N.A., as a Managing Agent and as the Administrative Agent, MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as a Managing Agent, JP MORGAN SECURITIES INC., as the Syndication Agent, BANK OF AMERICA NT&SA, as a Managing Agent, and the Banks identified as Agents on the signature pages thereof, as Agents.

                                    WITNESSETH:

          WHEREAS, the parties who have heretofore entered into the Credit Agreement now desire to amend certain provisions thereof to provide for an extension of the Commitment Termination Date and for certain other matters.

          NOW THEREFORE, the parties hereto agree as follows:

          SECTION 1.  AMENDMENTS.

          (a) The definition of Commitment Termination Date in section 1.1 of the Credit Agreement is hereby amended by deleting the reference therein to "May 8, 1998" and substituting in lieu thereof "May 7, 1999".

          (b) The definition of Managing Agent in section 1.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:

               "MANAGING AGENTS" means each of The Bank of New York, Citibank, N.A., Morgan Guaranty Trust Company of New York, Bank of America NT&SA and The Chase Manhattan Bank, acting in such capacity.

          (c) Schedule I which is attached to the Credit Agreement is hereby amended and restated in its entirety by substituting Schedule I to this Amendment No. 3 for such earlier schedule in its entirety.

          (d) Schedule II which is attached to the Credit Agreement is hereby amended and restated in its entirety by substituting Schedule II to this Amendment No. 3 for such earlier schedule in its entirety.

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          SECTION 2.  EFFECTIVENESS.  This Amendment will be effective upon its execution and satisfaction of the following conditions precedent:

          (a) The execution of counterparts hereof by each of the Borrower, the Guarantors, and each of the Facility Agents and Managing Agents on their own behalf and on behalf of the Banks consenting to the execution of this Amendment, and the execution of written consents by each of the Banks.

          (b) The Borrower shall have paid all costs, accrued and unpaid fees and expenses (including, without limitation, the legal fees and expenses), in each case to the extent then due and payable under the Credit Agreement.
          SECTION 3. REPRESENTATIONS AND WARRANTIES. Each of the Borrower and the Guarantors hereby represents and warrants that as of the date hereof (i) the representations and warranties contained in Article VI of the Credit Agreement (other than those stated to be made as of a particular date) are true and correct in all material respects on and as of the date hereof as though made on the date hereof, and (ii) no Default or Event of Default shall exist or be continuing under the Credit Agreement.

          SECTION 4. FUNDING ADJUSTMENTS. As of the effectiveness of this Amendment (and after giving effect to any adjustments of Commitments effected by the amendment of Schedule II to the Credit Agreement), if the aggregate outstanding Loans of any Bank are less than or exceed such Bank's Ratable Portion of all outstanding Loans, such Bank shall forthwith on such date make an additional Loan hereunder (in the case of a deficiency), or, the Borrower shall repay such Bank's Loans (in the case of an excess) in such amount as shall be necessary to cause such Bank's Loans thereafter to equal its Ratable Portion of all outstanding Loans on the date hereof.

          SECTION 5. MISCELLANEOUS. (a) Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.

          (b) Except as amended hereby, all of the terms of the Credit Agreement shall remain and continue in full force and effect and are hereby confirmed in all respects.

          (c) This Amendment shall be a Loan Document for the purposes of the Credit Agreement.

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          (d)  This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto were upon the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

          (e) THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

          SECTION 6. GUARANTOR CONFIRMATION. By signing below, each Guarantor hereby agrees to the terms of the foregoing Amendment.

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          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

                    VIACOM FILM FUNDING COMPANY INC.,
     as Borrower


                    By:  /s/ George S. Smith, Jr.
                       ------------------------------
                    Name: George S. Smith, Jr.
                    Title: Senior Vice President and
                           Chief Financial Officer


                    VIACOM INC.,
                         as a Guarantor


                    By:  /s/ George S. Smith, Jr.
                       ------------------------------
                    Name: George S. Smith, Jr.
                    Title: Senior Vice President and
                           Chief Financial Officer



                    VIACOM INTERNATIONAL INC., as a Guarantor


                    By:  /s/ George S. Smith, Jr.
                       ------------------------------
                    Name: George S. Smith, Jr.
                    Title: Senior Vice President and
                           Chief Financial Officer



                    Managing Agents

                    THE BANK OF NEW YORK, as Managing Agent, the Documentation Agent and a Bank


                    By:   /s/ Geoffrey C. Brooks
                       ------------------------------
                         Name: Geoffrey C. Brooks
                         Title: Vice President

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                    CITIBANK, N.A., as Managing Agent, the
                    Administrative Agent and a Bank


                    By:  /s/ Eileen G. Ogimachi
                       ------------------------------
                       Name: Eileen G. Ogimachi
                       Title: Attorney-In-Fact


                    MORGAN GUARANTY TRUST COMPANY OF
                    NEW YORK, as Managing Agent and a Bank


                    By:  /s/ John M. Mikolay
                       ------------------------------
                       Name:  John M. Mikolay
                       Title: Vice President


                    BANK OF AMERICA NT&SA, as Managing
                    Agent and a Bank


                    By:  /s/ Carl F. Salas
                       ------------------------------
                       Name: Carl F. Salas
                       Title:  Vice President


                    THE CHASE MANHATTAN BANK, as Managing Agent and a Bank


                    By:  /s/ John P. Haltmaier
                       ------------------------------
                       Name: John P. Haltmaier
                       Title: Vice President


                    SYNDICATION AGENT


                    JP MORGAN SECURITIES INC., as the Syndication Agent


                    By:  /s/ Joseph E. Tyler
                       ------------------------------
                       Name: Joseph E. Tyler
                       Title: Vice President



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